SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549



FORM 8-K




CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):
June 28, 1995




                    SPX CORPORATION
(Exact name of registrant as specified in charter)




DELAWARE			    001-6948			    38-1016340
(State of other			(Commission		(I.R.S. Employer
Jurisdiction of			File Number)		   Identification
Incorporation)							       Number)




700 Terrace Point Drive, Muskegon, Michigan		49443-3301
     (Address of principal executive offices)			 (Zip Code)


Registrant's telephone number, including area code:
(616) 724-5000


	Item 5.	Other Events.

	On June 28, 1995, the Company announced the resignation of its Chief Executive Officer and the election, on an interim basis, of a new Chief Executive Officer. Details are provided in the attached press release.


SIGNATURES


	Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the under-signed hereunto duly authorized.

					SPX CORPORATION
					(Registrant)




Dated:  June 29, 1995		By: James M. Sheridan
                     						Vice President-Administration, Secretary
                      					and General Counsel